================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 18, 2007

                AmeriCredit Automobile Receivables Trust 2007-A-X
             (Exact name of registrant as specified in its charter)

                                AFS SenSub Corp.
              (Exact name of depositor as specified in its charter)

                      AmeriCredit Financial Services, Inc.
               (Exact name of sponsor as specified in its charter)

            Delaware                    333-130439-05             20-5989186
(State or Other Jurisdiction of       (Commission File         (I.R.S. Employer
         Incorporation)                    Number)           Identification No.)

c/o AmeriCredit Financial Services, Inc.                                 76102
     Attention: J. Michael May, Esq.                                  (Zip Code)
      801 Cherry Street, Suite 3900
            Fort Worth, Texas
(Address of Principal Executive Offices)

       Registrant's telephone number including area code - (817) 302-7000

________________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01. Entry into a Material Definitive Agreement.

          AFS SenSub Corp. ("AFS SenSub"), as depositor, and AmeriCredit Financial Services, Inc. ("AmeriCredit"), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2007-A-X (the "Issuing Entity"), to issue $217,000,000 Class A-1 5.3146% Asset Backed Notes, $348,000,000 Class A-2 5.29% Asset Backed Notes, $248,000,000 Class A-3 5.19%
Asset Backed Notes, and $387,000,000 Class A-4 Floating Rate Asset Backed Notes (collectively, the "Notes") and an Asset Backed Certificate (the "Certificate"), on January 18, 2007 (the "Closing Date"). The Notes are registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

          The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of December 5, 2006, as amended and restated as of January 9, 2007 (the "Trust Agreement"), between AFS SenSub and Wilmington Trust Company ("WTC"), as Owner Trustee. The Notes were issued pursuant to the Indenture, attached hereto as
Exhibit 4.1, dated as of January 9, 2007 (the "Indenture"), between the Issuing Entity and Wells Fargo Bank, National Association ("Wells Fargo"), as Trustee and Trust Collateral Agent. The Notes were sold to Wachovia Capital Markets, LLC, Barclays Capital Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and UBS Securities LLC (the "Underwriters"), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of January 10, 2007 (the "Underwriting Agreement"), among AmeriCredit, AFS SenSub and Wachovia Capital Markets, LLC, as representative of the Underwriters (the "Representative").

          The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of "sub-prime" automobile loan contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans. AFS SenSub purchased the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of January 9, 2007 (the "Purchase Agreement"), between AmeriCredit and AFS SenSub. The Issuing Entity purchased the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of January 9, 2007 (the "Sale and Servicing Agreement"), among the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

          AmeriCredit, as Servicer, has agreed to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and has also agreed to serve as custodian of the Receivables pursuant to the Custodian Agreement, attached hereto as Exhibit 10.8, dated as of January 9, 2007 (the "Custodian Agreement"), among AmeriCredit, XL Capital Assurance Inc. (the "Insurer") and Wells Fargo. AmeriCredit Financial Services of Canada Ltd. ("AFS of Canada") will also service a portion of the Receivables on behalf of the Issuing Entity pursuant to the Second Amended and Restated Servicing Agreement, attached hereto as Exhibit 10.7, dated as of January 1, 2006, between AmeriCredit and AFS of Canada. JPMorgan Chase Bank, N.A. ("JPMorgan Chase") has agreed to collect and deposit remittances related to the Receivables to a lockbox account pursuant to the Tri-Party Remittance Processing Agreement, attached hereto as Exhibit 10.9, dated as of January 9, 2007 (the "Lockbox Agreement"), between Wells Fargo, as Trustee, AmeriCredit and JPMorgan Chase, as Processor.

          As of November 30, 2006 (the "Statistical Calculation Date"), the Receivables had the characteristics described in the Prospectus Supplement dated January 10, 2007 (the "Prospectus Supplement"), filed with the Commission pursuant to Rule 424(b)(5) of the Act on January 16, 2007. As of January 9, 2007 ( the "Cutoff Date"), the Receivables had the characteristics set forth in
Exhibit 99.1.

          On the Closing Date, the Insurer issued the Financial Guaranty Insurance Policy, attached hereto as Exhibit 10.6 dated as of January 18, 2007 (the "Policy"), pursuant to which it unconditionally and irrevocably guarantees the payments of interest and certain payments of principal due on the notes during the term of the Policy. The Policy was issued pursuant to the terms of the Insurance Agreement, attached hereto as Exhibit 10.3, dated as of January 9, 2007 (the "Insurance Agreement"), among the Insurer, the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Trustee, Trust Collateral Agent and Backup Servicer. The Insurance Agreement specifies the conditions precedent to the issuance of the Policy, the premium payable in respect thereof and certain indemnification obligations of the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Trustee, to the Insurer. The method of calculating the premium payments that are due to the Insurer pursuant to the Insurance Agreement is set forth in the Premium Letter, attached hereto as Exhibit 10.4, dated as of January 9, 2007, among the Insurer, the Issuing Entity, AmeriCredit and Wells Fargo, as Trustee and Trust Collateral Agent.

          A spread account ("Spread Account") was established on the Closing Date, for the benefit of the Insurer and the Noteholders, to hold a reserve of cash that is available to pay certain amounts that are payable by the Issuing Entity that otherwise would remain unpaid after application of collections on the Receivables. The Spread Account was established pursuant to the Spread Account Agreement, attached hereto as Exhibit 10.5, dated as of January 9, 2007 (the "Spread Account Agreement"), among the Insurer, the Issuing Entity and Wells Fargo, as the Trustee and the Collateral Agent.

          Pursuant to the Indemnification Agreement, attached hereto as Exhibit 10.2, dated as of January 10, 2007 (the "Indemnification Agreement"), among the Insurer, AmeriCredit and the Representative, the Insurer agreed to indemnify AmeriCredit and the Underwriters and the Underwriters agreed to indemnify AmeriCredit and the Insurer, in each case with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Insurance Agreement, AmeriCredit and AFS SenSub agreed to indemnify the Insurer with respect to certain disclosure in the Prospectus Supplement. Pursuant to the Underwriting Agreement, AmeriCredit and the Underwriters agreed to indemnify each other with respect to certain disclosure in the Prospectus Supplement.

The Issuing Entity entered into a Swap Agreement, attached hereto as Exhibit 10.10, on the Closing Date with Wachovia Bank, National Association in order to hedge against the interest rate risk that results from the fixed rate Receivables producing the income stream that will support the variable rate Class A-4 Notes.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits:

          1.1 Underwriting Agreement, dated as of January 10, 2007, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representative (see
Exhibit 1.1 to Form 8-K filed on January 12, 2007, in connection with Registration Statement No. 333-130439, which is incorporated by reference herein).

          4.1 Indenture, dated as of January 9, 2007, between the Issuing Entity and Wells Fargo, as Trustee and Trust Collateral Agent.

          4.2 Amended and Restated Trust Agreement, dated as of January 9, 2007, between AFS SenSub and WTC, as Owner Trustee.

          4.3 Sale and Servicing Agreement, dated as of January 9, 2007, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and Wells Fargo, as Backup Servicer and Trust Collateral Agent.

          5.1 Opinion of Dewey Ballantine LLP with respect to validity (see
Exhibit 5.1 to Form 8-K filed on January 18, 2007, in connection with Registration Statement Nos. 333-130439 and 333-130439-05, which is incorporated by reference herein).

          8.1 Opinion of Dewey Ballantine LLP with respect to tax matters (see
Exhibit 8.1 to Form 8-K filed on January 18, 2007, in connection with Registration Statement Nos. 333-130439 and 333-130439-05, which is incorporated by reference herein).

          10.1 Purchase Agreement, dated as of January 9, 2007, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

          10.2 Indemnification Agreement, dated as of January 10, 2007, among the Insurer, AmeriCredit and the Representative.

          10.3 Insurance Agreement, dated as of January 9, 2007, among the Insurer, the Issuing Entity, AFS SenSub, AmeriCredit and Wells Fargo, as Trustee.

          10.4 Premium Letter, dated January 9, 2007, among the Insurer, the Issuing Entity, AmeriCredit and Wells Fargo, as Trustee and Trust Collateral Agent.

          10.5 Spread Account Agreement, dated as of January 9, 2007, among the Insurer, the Issuing Entity and Wells Fargo, as Trustee and Collateral Agent.

          10.6 Financial Guaranty Insurance Policy, dated as of January 18, 2007 and delivered by the Insurer.

          10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and AFS of Canada (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

          10.8 Custodian Agreement, dated as of January 9, 2007, among AmeriCredit, as Custodian, the Insurer and Wells Fargo.

          10.9 Tri-Party Remittance Processing Agreement, dated as of January 9, 2007, among AmeriCredit, Wells Fargo, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

          10.10 ISDA Master Agreement, including the Schedule thereto, Credit Support Annex and Confirmation, each dated as of January 18, 2007, between the Issuing Entity and Wachovia Bank, National Association.

          23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

          23.2 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

          23.3 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

          23.4 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

          99.1 Statistical information for the receivables as of the Cutoff
Date.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
                                        2007-A-X

                                        By: AmeriCredit Financial Services,
                                        Inc., as Servicer


                                        By: /s/ J. Michael May
                                            ------------------------------------
                                        Name: J. Michael May
                                        Title: Executive Vice President, Chief
                                               Legal Officer and Secretary

Dated: January 23, 2007

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
1.1           Underwriting Agreement, dated as of January 10, 2007, among
              AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub
              Corp., as Seller, and Wachovia Capital Markets, LLC, as
              Representative of the Underwriters (the "Representative") (see
              Exhibit 1.1 to Form 8-K filed on January 12, 2007, in connection with Registration Statement No. 333-130439, which is incorporated by reference herein).

4.1           Indenture, dated as of January 9, 2007, between AmeriCredit
              Automobile Receivables Trust 2007-A-X (the "Issuing Entity") and
              Wells Fargo Bank, National Association, as Trustee and Trust
              Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of January 9, 2007, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of January 9, 2007, among the Issuing Entity, AmeriCredit Financial Services, Inc., as
              Servicer, AFS SenSub Corp., as Seller, and Wells Fargo Bank,
              National Association, as Backup Servicer and Trust Collateral
              Agent.

5.1           Opinion of Dewey Ballantine LLP with respect to validity (see
              Exhibit 5.1 to Form 8-K filed on January 18, 2007, in connection with Registration Statement Nos. 333-130439 and 333-130439-05, which is incorporated by reference herein).

8.1           Opinion of Dewey Ballantine LLP with respect to tax matters (see
              Exhibit 8.1 to Form 8-K filed on January 18, 2007, in connection with Registration Statement Nos. 333-130439 and 333-130439-05, which is incorporated by reference herein).

10.1          Purchase Agreement, dated as of January 9, 2007, between
              AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub
              Corp., as Purchaser.

10.2          Indemnification Agreement, dated as of January 10, 2007, among the
              Insurer, AmeriCredit Financial Services, Inc. and the
              Representative.

10.3          Insurance Agreement, dated as of January 9, 2007, among the
              Insurer, the Issuing Entity, AFS SenSub Corp., as Seller,
              AmeriCredit Financial Services, Inc. and Wells Fargo Bank,
              National Association, as Trustee.

10.4          Premium Letter, dated January 9, 2007, among the Insurer, the
              Issuing Entity, AmeriCredit Financial Services, Inc. and Wells
              Fargo Bank, National Association, as Trustee and Trust Collateral
              Agent.

10.5          Spread Account Agreement, dated as of January 9, 2007, among the
              Insurer, the Issuing Entity and Wells Fargo Bank, National
              Association, as Trustee and Collateral Agent.

10.6 Financial Guaranty Insurance Policy, dated as of January 18, 2007 and delivered by XL Capital Assurance Inc. (the "Insurer").

10.7          Second Amended and Restated Servicing Agreement, dated as of
              January 1, 2006 between AmeriCredit Financial Services of Canada
              Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to
              Form 8-K filed on March 8, 2006, in connection with Registration
              Statement No. 333-121120-06, which is incorporated by reference herein).

10.8          Custodian Agreement, dated as of January 9, 2007, among
              AmeriCredit Financial Services, Inc., as Custodian, the Insurer and Wells Fargo Bank, National Association, as Trust Collateral
              Agent.

10.9          Tri-Party Remittance Processing Agreement, dated as of January 9,
              2007, among AmeriCredit Financial Services, Inc., Wells Fargo
              Bank, National Association, as Trustee, and JPMorgan Chase Bank,
              N.A., as Processor.

10.10         ISDA Master Agreement, including the Schedule thereto, Credit
              Support Annex and Confirmation, each dated as of January 18, 2007, between the Issuing Entity and Wachovia Bank, National
              Association.

23.1          Consent of PricewaterhouseCoopers LLP, Independent Registered
              Public Accounting Firm.

23.2          Consent of PricewaterhouseCoopers LLP, Independent Registered
              Public Accounting Firm.

23.3          Consent of PricewaterhouseCoopers LLP, Independent Registered
              Public Accounting Firm.

23.4          Consent of PricewaterhouseCoopers LLP, Independent Registered
              Public Accounting Firm.

99.1          Statistical information for the receivables as of the Initial
              Cutoff Date.